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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    April 13, 2004
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                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


           Florida                      001-12298                59-3191743
           -------                      ---------                ----------
(State or other jurisdiction           Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


         121 West Forsyth Street, Suite 200                        32202
               Jacksonville, Florida                               -----
      (Address of principal executive offices)                  (Zip Code)



     Registrant's telephone number including area code:      (904) 598-7000
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7.       Financial Statements and Exhibits

              (c)     Exhibits

                      Exhibit 99.1          Updated Supplemental Information.


Item 12.      Disclosure of Results of Operations and Financial Condition

We posted pages 5 and 6 of the attached updated information as pages 6 and 7 of our 2003 fourth quarter supplement on our website (www.regencycenters.com) on April 13, 2004. The attached pages 5 and 6 update information that we initially posted on our website on January 28, 2004. The updated information reflects final calculations for discontinued operations for 2003 and 2002 and is contained in our annual report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission on March 12, 2004. The attached page 7 does not contain any updated information but is included for the purpose of reconciling to GAAP a non-GAAP financial measure, funds from operations (FFO), that appears on the attached page 6.

As part of our capital "recycling" strategy, we sell properties that no longer meet our investment criteria and reinvest the net proceeds in other properties. Generally accepted accounting principles require that we reclassify the properties we sell as discontinued operations and account for the gain or loss on the sale, as well as operating results, under discontinued operations. As a result of our capital recycling strategy, we must reclassify our properties for prior as well as current periods when we sell them or when we believe that a pending sale is certain to occur. Pages 5 and 6 of the attached information reflect the updated results of this reclassification process at the time we filed our last Form 10-K.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REGENCY CENTERS CORPORATION
                                        (registrant)



April 15, 2004                          By:    /s/ J. Christian Leavitt
                                           -------------------------------------
                                               J. Christian Leavitt, Senior Vice
                                                 President and Chief Accounting
                                                 Officer









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